EXHIBIT 10 (i)
                                NSC CORPORATION

                              FOURTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Fourth Amendment") is made and entered into as of the 22nd day of December, 1997, by and among NSC CORPORATION, a Delaware corporation (the "Parent"), its Subsidiaries listed on the signature pages hereto (the "Subsidiaries", the Parent and such Subsidiaries collectively referred to herein as the "Borrowers" and individually as a "Borrower"), each of which Borrowers having its principal place of business at 49 Danton Drive, Methuen, Massachusetts, 01844, BANKBOSTON, N.A. ("BKB", formerly known as The First National Bank of Boston), a national banking association having its principal place of business at 100 Federal Street, Boston, Massachusetts 02110, FLEET NATIONAL BANK ("Fleet"), a national banking association formerly known as Fleet Bank of Massachusetts, N.A. with its principal place of business at One Federal Street, Boston, Massachusetts 02111 (the "Banks"), and BKB, as Agent for the Banks (the "Agent").

WHEREAS, the Borrowers, the Banks and the Agent entered into a Revolving Credit Agreement dated as of May 4, 1993 and amended as of December 2, 1993, May 1, 1996 and May 9, 1997 (the "Credit Agreement") pursuant to which the Banks extended credit to the Borrowers on the terms set forth therein:

WHEREAS, the Banks, the Borrowers, and the Agent have agreed to amend the Credit Agreement as hereinafter set forth:

NOW, THEREFORE, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

I.  AMENDMENT TO THE CREDIT AGREEMENT

A.  Amendment to ss.8.6 of the Credit Agreement.

Section 8.6 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

"ss.8.6 Restricted Distributions and Redemptions. None of the Borrowers will declare and pay any Distributions other than (a) Distributions payable solely in common stock of the Borrowers, (b) Distributions by the Subsidiaries to the Parent, and (c) annual Distributions by the Parent to its shareholders, provided that after giving effect to such Distribution described in clause (c), the ratio of (i) EBITDA, as at the end of each fiscal quarter immediately prior to such Distribution commencing with the fiscal quarter ending March 31, 1998, (x)on a cumulative quarterly basis for the fiscal quarter ending March 31, 1998 through the fiscal quarter ending September 30, 1998, and (y) thereafter, for the four fiscal quarters ending on such date, to (ii)Consolidated Total Debt Service for such period shall not be less than 1.10:1, and provided further that no Default of Event of Default shall exist or be created by the making of any Distribution pursuant to this ss.8.6. In addition, the Borrowers shall not redeem, convert, retire or otherwise acquire shares of any class of capital stock of the Borrowers in aggregate amount in excess of $500,000 in any year. The Borrowers shall not effect or permit any change in or amendment to any document or instrument pertaining to the terms of the Borrower's capital stock."


B.  Amendment to ss.9.1 of the Credit Agreement.

Section 9.1 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

"ss.9.1 Debt Service Coverage Ratio. As at the end of each fiscal quarter commencing with the fiscal quarter ending March 31, 1998, (i) on a cumulative quarterly basis for the fiscal quarter ending March 31, 1998 through the fiscal quarter ending September 30, 1998, and (ii) thereafter, for the four fiscal quarters ending on such date, the ratio of (a)EBITDA for such period less Capital Expenditure and income tax expenses for such period to (b) Consolidated Total Debt Service for such period shall not be less than 1.50:1."

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C.  Amendment to ss.9.3 fo the Credit Agreement.

Section 9.3 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

"ss.9.3 Interest Coverage Ratio. As at the end of each fiscal quarter commencing with the fiscal quarter ending March 31, 1998, (i) on a cumulative quarterly basis for the fiscal quarter ending March 31, 1998 through the fiscal quarter ending September 30, 1998, and (ii) thereafter, for the four fiscal quarters ending on such date, the ratio of (a)EBITDA for such period to (b) Consolidated Total Interest Expense for such period shall not be less than 4:1."

D.  Amendment to ss.9.4 of the Credit Agreement.

Section 9.4 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

"ss.9.4 Profitable Operations. The Borrowers will not permit Consolidated Net Income to be less than $0 (a) in three of the four fiscal quarters of any fiscal year, or (b) for any fiscal year; provided, however, the Borrowers may incur a Consolidated Net Deficit of no more that $27,000,000 for the fiscal year ending December 31, 1997 of which amount $25,000,000 shall be related to special charges."

E.  Amendment to ss.9.6 of the Credit Agreement.

Section 9.6 of the Credit Agreement is hereby deleted in its entirety and the following substituted in place thereof:

'ss.9.6 Consolidated Net Worth. As at the end of any fiscal quarter commencing with the fiscal quarter ending December 31, 1997, Consolidated Net Worth shall not be less than $28,800,000.'


II. PROVISIONS RELATING TO THIS FOURTH AMENDMENT

A.  Definitions.

Capitalized terms used herein without definition have the meanings ascribed to them in the Credit Agreement.

B.  Ratification, etc.

Except as expressly amended or waived hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. This Fourth Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement or any related agreement or instrument to the Credit Agreement shall refer to the Credit Agreement as amended by this Fourth Amendment.

C.  GOVERNING LAW.

THIS FOURTH  AMENDMENT  SHALL BE GOVERNED BY AND  CONSTRUED IN  ACCORDANCE  WITH
THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL TAKE EFFECT AS A SEALED INSTRUMENT IN ACCORDANCE WITH SUCH LAWS.

D.  Counterparts.

This Fourth Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Banks.

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E.  Effectiveness.

This Fourth Amendment shall become effective upon the satisfaction of each of the following:

This Fourth Amendment shall have been executed and delivered by the respective parties hereto; and The Agent shall have received an amendment fee of $25,000 to be shared pro rata among the Banks in accordance with their respective Commitment Percentages.

F.  Entire Agreement.

THE CREDIT AGREEMENT AND THE SECURITY DOCUMENTS AS AMENDED BY THIS FOURTH AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the undersigned have duly executed this Fourth amendment under seal as of the date first set forth above.

THE BORROWERS:

NSC CORPORATION
By:    Efstathios A. Kouninis
Title:  Vice President of Finance

NATIONAL SERVICE CLEANING CORP.
By:  Efstathios A. Kouninis
Title:  Vice President

NATIONAL SURFACE CLEANING INC.
By:    Ron Biebel
Title:  Vice President

OLSHAN DEMOLISHING MANAGEMENT, INC.
By:  Efstathios A. Kouninis
Title:  Vice President

NSC SPECIALTY COATINGS, INC.
By:  Efstathios A. Kouninis
Title:  Vice President

NSC ENERGY SERVICES, INC.
By:  Efstathios A. Kouninis
Title:   Vice President



THE BANKS:

BANKBOSTON, N.A.
(formerly known as The First National
Bank of Boston)
By:
Title:

FLEET NATIONAL BANK
By:
Title:

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